Computational Materials for
JPMAC 2005-OPT2

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Vanderbilt Zip Code Stratification: Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$13,222,688	$20,578	$459,331
Average Scheduled Principal Balance	$88,743
Number of Mortgage Loans	149

Weighted Average Gross Coupon	8.421%	5.600%	11.900%
Weighted Average FICO Score	615	504	758
Weighted Average Combined Original LTV	86.25%	50.00%	100.00%
Weighted Average DTI	39.77%	2.75%	60.00%

Weighted Average Original Term	357	180	360
Weighted Average Stated Remaining Term	355	178	358
Weighted Average Seasoning	2	2	8

Weighted Average Gross Margin	6.119%	4.100%	8.180%
Weighted Average Minimum Interest Rate	8.185%	5.600%	11.650%
Weighted Average Maximum Interest Rate	14.185%	11.600%	17.650%
Weighted Average Initial Rate Cap	2.872%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	24	20	58

Maturity Date		October 1, 2020	October 1, 2035
Maximum Zip Code Concentration	32118(5.59%)

ARM	75.58%
Fixed Rate	24.42%

Interest Only	6.24%	Multi Family	6.28%
Not Interest Only	93.76%	Condo	3.41%
Weighted Average IO Term	60	Manufactured Housing	0.00%
		PUD	6.89%
First Lien	91.34%	Single Family	83.42%
Second Lien	8.66%

Full Documentation	74.28%	Top 5 States:
Limited Documentation	0.00%	Ohio	37.43%
Stated Income Documentation	23.06%	Michigan	17.51%
No Documentation	2.66%	North Carolina	8.11%
		Florida	7.85%
Cash Out Refinance	42.33%	Tennessee	6.17%
Purchase	52.41%
Rate/Term Refinance	5.26%

Primary	86.13%
Investment	12.61%
Second / Vacation	1.26%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1 - 50,000	46	$1,344,739.33	10.17%	10.562%	355	96.84%	612	39.30%
50,001 - 100,000	52	3,861,147.10	29.20	8.584	354	84.38	619	38.48
100,001 - 150,000	30	3,721,298.16	28.14	8.101	358	84.38	601	42.21
150,001 - 200,000	13	2,218,902.24	16.78	8.572	349	86.60	607	39.07
200,001 - 250,000	6	1,320,285.39	9.98	7.312	358	87.94	643	42.73
250,001 - 300,000	1	296,984.66	2.25	7.9	357	80.00	569	43.82
450,001 - 500,000	1	459,331.33	3.47	6.15	357	83.64	683	26.56
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
5.500 - 5.999	2	$333,855.11	2.52%	5.609%	358	80.00%	666	47.03%
6.000 - 6.499	4	775,106.40	5.86	6.234	357	83.62	692	35.11
6.500 - 6.999	9	1,242,535.65	9.40	6.742	357	78.55	650	36.21
7.000 - 7.499	14	1,649,985.32	12.48	7.247	358	87.48	624	42.14
7.500 - 7.999	12	1,623,726.65	12.28	7.798	335	85.73	629	41.96
8.000 - 8.499	17	1,978,593.95	14.96	8.22	358	84.85	608	39.07
8.500 - 8.999	15	1,141,564.01	8.63	8.721	358	86.10	608	38.79
9.000 - 9.499	14	1,391,152.64	10.52	9.253	358	93.91	594	37.58
9.500 - 9.999	16	995,053.04	7.53	9.761	358	85.44	588	44.38
10.000 - 10.499	6	599,799.74	4.54	10.124	358	85.52	552	38.71
10.500 - 10.999	10	441,600.05	3.34	10.607	358	88.43	582	37.25
11.000 - 11.499	9	256,078.06	1.94	11.129	357	100.00	604	35.81
11.500 - 11.999	21	793,637.59	6.00	11.629	353	88.26	570	42.33
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	3	$172,906.47	1.31%	10.713%	358	82.24%	0	31.15%
500 - 524	9	1,058,558.39	8.01	9.267	358	84.32	510	44.26
525 - 549	8	901,474.23	6.82	10.148	358	74.71	540	38.64
550 - 574	10	1,144,013.92	8.65	8.229	344	83.18	567	43.19
575 - 599	38	2,400,247.80	18.15	8.704	356	85.63	588	42.11
600 - 624	33	2,660,964.93	20.12	8.767	358	87.29	611	38.05
625 - 649	15	1,287,439.55	9.74	8.307	358	96.84	635	40.29
650 - 674	14	1,199,788.12	9.07	7.415	358	86.65	663	41.01
675 - 699	8	1,271,599.37	9.62	7.061	341	87.71	684	33.06
700 - 724	3	249,105.61	1.88	7.213	358	87.36	709	43.53
725 - 749	5	581,625.24	4.40	7.436	357	85.54	735	43.21
750 - 774	3	294,964.58	2.23	7.472	357	84.80	756	29.63
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
0.01 - 50.00	1	$62,443.89	0.47%	9.950%	358	50.00%	532	30.20%
50.01 - 55.00	1	149,619.79	1.13	6.875	357	52.08	589	44.41
60.01 - 65.00	1	172,148.16	1.30	11.875	358	65.00	544	40.94
65.01 - 70.00	2	107,273.52	0.81	8.891	358	69.35	614	23.29
70.01 - 75.00	10	819,766.59	6.20	9.696	358	73.51	579	41.24
75.01 - 80.00	43	4,871,385.10	36.84	7.625	354	79.87	611	41.43
80.01 - 85.00	8	1,222,863.42	9.25	7.524	357	84.42	641	33.99
85.01 - 90.00	12	1,345,663.91	10.18	8.756	358	89.83	615	41.11
90.01 - 95.00	17	1,806,993.93	13.67	8.541	346	94.78	624	39.41
95.01 - 100.00	54	2,664,529.90	20.15	9.452	357	99.92	622	38.65
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
180	1	$85,876.49	0.65%	7.500%	178	80.00%	560	43.29%
240	2	198,619.87	1.50	8.05	238	95.69	663	43.42
360	146	12,938,191.85	97.85	8.432	358	86.15	614	39.69
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
121 - 180	1	$85,876.49	0.65%	7.500%	178	80.00%	560	43.29%
181 - 240	2	198,619.87	1.50	8.05	238	95.69	663	43.42
301 - 360	146	12,938,191.85	97.85	8.432	358	86.15	614	39.69
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	2	$351,355.36	2.66%	7.723%	357	86.98%	685	0.00%
0.01 - 20.00	5	264,654.30	2.00	9.744	358	90.33	591	14.32
20.01 - 25.00	11	794,414.05	6.01	8.093	357	83.58	628	22.58
25.01 - 30.00	11	1,341,282.55	10.14	7.64	357	88.42	659	27.06
30.01 - 35.00	15	1,381,759.05	10.45	8.656	358	87.28	615	32.38
35.01 - 40.00	27	1,980,440.21	14.98	8.659	356	88.33	612	37.43
40.01 - 45.00	27	2,641,803.09	19.98	8.841	344	84.26	598	42.76
45.01 - 50.00	31	2,860,596.34	21.63	7.989	358	84.51	610	47.46
50.01 - 55.00	14	1,050,846.14	7.95	9.092	358	88.31	610	52.16
55.01 - 60.00	6	555,537.12	4.20	8.1	358	87.09	576	56.60
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

ARM/FRM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
ARM	87	$9,993,059.98	75.58%	8.185%	358	85.73%	613	39.57%
Fixed Rate	62	3,229,628.23	24.42	9.151	345	87.88	620	40.36
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
2/28 ARM	69	$7,206,344.26	54.50%	8.504%	358	86.24%	604	38.48%
2/28 ARM Balloon	4	1,114,852.15	8.43	6.726	358	84.58	642	37.62
2/28 ARM IO	5	824,475.10	6.24	7.653	358	85.68	636	42.30
30/40 Balloon	1	106,165.74	0.80	8.3	357	85.00	579	60.00
3/27 ARM	3	291,507.47	2.20	8.282	358	79.35	566	52.67
3/27 ARM Balloon	1	93,562.18	0.71	9.2	358	90.00	572	49.53
5/25 ARM	4	392,783.53	2.97	7.342	357	83.68	681	46.78
5/25 ARM Balloon	1	69,535.29	0.53	7.75	357	83.86	634	36.92
Fixed	61	3,123,462.49	23.62	9.179	345	87.97	622	39.69
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Not Interest Only	144	$12,398,213.11	93.76%	8.472%	354	86.29%	613	39.60%
Interest Only	5	824,475.10	6.24	7.653	358	85.68	636	42.30
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	144	$12,398,213.11	93.76%	8.472%	354	86.29%	613	39.60%
60	5	824,475.10	6.24	7.653	358	85.68	636	42.30
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	56	$2,948,295.82	22.30%	9.179%	351	91.13%	619	39.78%
12	1	54,011.84	0.41	9.988	358	85.00	559	45.30
24	69	7,898,596.00	59.74	8.199	358	85.90	608	38.80
36	23	2,321,784.55	17.56	8.174	349	81.28	634	42.79
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
First	107	$12,077,663.18	91.34%	8.190%	355	84.97%	615	39.64%
Second	42	1,145,025.03	8.66	10.854	355	99.82	610	41.10
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Full Documentation	122	$9,821,607.26	74.28%	8.579%	354	87.94%	613	39.82%
Stated Income	25	3,049,725.59	23.06	7.99	357	80.73	611	39.60
No Documentation	2	351,355.36	2.66	7.723	357	86.98	685	0.00
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Purchase	91	$6,929,394.98	52.41%	8.577%	357	89.55%	622	40.25%
Cash Out Refinance	51	5,597,169.68	42.33	8.283	355	81.73	603	38.93
Rate / Term Refinance	7	696,123.55	5.26	7.969	328	89.77	635	41.34
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Single Family	124	$11,030,441.15	83.42%	8.362%	354	85.74%	611	39.56%
PUD	12	911,283.33	6.89	8.795	358	90.56	618	41.17
Multi Family	7	829,800.44	6.28	8.811	357	89.88	658	36.40
Condo	6	451,163.29	3.41	8.379	357	83.41	630	48.00
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Primary	127	$11,388,906.09	86.13%	8.316%	354	86.10%	608	39.91%
Investment	20	1,667,225.91	12.61	9.046	357	87.23	658	38.60
Second / Vacation	2	166,556.21	1.26	9.285	357	87.09	631	42.02
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
A	5	$490,194.12	3.71%	8.601%	358	79.93%	562	44.96%
AA	14	1,953,921.53	14.78	8.056	357	85.00	587	38.11
AA+	123	10,021,566.50	75.79	8.328	354	87.73	627	39.71
B	4	349,477.87	2.64	10.138	358	76.74	539	42.77
C	2	235,380.03	1.78	9.926	358	76.58	560	39.69
CC	1	172,148.16	1.30	11.875	358	65.00	544	40.94
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Alabama	1	$52,594.04	0.40%	9.150%	358	90.00%	632	41.19%
Florida	6	1,037,658.87	7.85	7.753	357	79.07	577	45.98
Illinois	2	317,237.25	2.40	9.692	358	98.06	622	47.51
Indiana	10	485,698.90	3.67	9.096	351	94.13	634	45.52
Iowa	3	174,655.24	1.32	8.773	357	87.46	656	27.41
Michigan	24	2,315,192.06	17.51	8.312	358	84.71	620	35.91
Mississippi	2	151,753.59	1.15	8.92	358	82.00	592	43.02
New York	7	563,990.60	4.27	8.367	358	86.76	643	41.35
North Carolina	14	1,072,562.09	8.11	8.317	358	87.51	618	40.77
Ohio	54	4,949,143.43	37.43	8.295	353	86.00	619	39.32
Pennsylvania	4	331,910.12	2.51	7.688	358	97.77	604	39.25
South Carolina	7	394,889.90	2.99	9.582	358	85.92	565	35.92
South Dakota	1	32,353.04	0.24	9.625	357	100.00	658	51.99
Tennessee	7	815,622.68	6.17	9.411	358	85.17	594	38.31
Texas	7	527,426.40	3.99	7.923	328	86.35	635	41.56
Total	149	$13,222,688.21	100.00%	8.421%	355	86.25%	615	39.77%

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.000 - 4.499	3	$474,565.35	4.75%	5.968%	357	80.00%	703	46.82%
4.500 - 4.999	5	1,068,824.52	10.70	6.486	357	81.56	671	27.89
5.000 - 5.499	12	1,207,073.02	12.08	7.609	357	81.55	644	42.13
5.500 - 5.999	12	1,490,786.50	14.92	7.722	358	85.23	614	42.32
6.000 - 6.499	19	2,132,814.24	21.34	8.139	358	88.66	614	38.39
6.500 - 6.999	14	1,523,062.92	15.24	8.769	358	87.77	593	40.96
7.000 - 7.499	10	973,156.72	9.74	9.594	358	89.38	539	41.95
7.500 - 7.999	7	717,532.59	7.18	9.915	358	85.20	558	41.50
8.000 - 8.499	5	405,244.12	4.06	10.268	358	86.75	578	36.27
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
5.500 - 5.999	1	$234,177.02	2.34%	5.600%	358	80.00%	667	46.05%
6.000 - 6.499	4	775,106.40	7.76	6.234	357	83.62	692	35.11
6.500 - 6.999	7	998,840.87	10.00	6.722	357	82.38	648	36.08
7.000 - 7.499	10	1,230,302.24	12.31	7.233	358	86.23	617	43.45
7.500 - 7.999	8	1,090,794.73	10.92	7.853	357	85.78	611	42.94
8.000 - 8.499	15	1,837,515.86	18.39	8.216	358	84.55	609	37.36
8.500 - 8.999	13	977,440.90	9.78	8.729	358	86.67	615	39.42
9.000 - 9.499	11	1,284,006.94	12.85	9.261	358	94.74	590	38.37
9.500 - 9.999	8	641,425.82	6.42	9.755	358	83.05	573	44.55
10.000 - 10.499	4	513,448.22	5.14	10.107	358	84.79	545	39.84
10.500 - 10.999	4	281,121.80	2.81	10.668	358	81.83	544	33.80
11.500 - 11.999	2	128,879.18	1.29	11.65	357	75.00	529	48.13
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
11.500 - 11.999	1	$234,177.02	2.34%	5.600%	358	80.00%	667	46.05%
12.000 - 12.499	4	775,106.40	7.76	6.234	357	83.62	692	35.11
12.500 - 12.999	7	998,840.87	10.00	6.722	357	82.38	648	36.08
13.000 - 13.499	10	1,230,302.24	12.31	7.233	358	86.23	617	43.45
13.500 - 13.999	8	1,090,794.73	10.92	7.853	357	85.78	611	42.94
14.000 - 14.499	15	1,837,515.86	18.39	8.216	358	84.55	609	37.36
14.500 - 14.999	13	977,440.90	9.78	8.729	358	86.67	615	39.42
15.000 - 15.499	11	1,284,006.94	12.85	9.261	358	94.74	590	38.37
15.500 - 15.999	8	641,425.82	6.42	9.755	358	83.05	573	44.55
16.000 - 16.499	4	513,448.22	5.14	10.107	358	84.79	545	39.84
16.500 - 16.999	4	281,121.80	2.81	10.668	358	81.83	544	33.80
17.500 - 17.999	2	128,879.18	1.29	11.65	357	75.00	529	48.13
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%

Initial Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
2.000	6	$1,277,949.62	12.79%	6.963%	358	84.94%	637	38.45%
3.000	81	8,715,110.36	87.21	8.364	358	85.84	609	39.74
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%

Subsequent Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
19 - 21	21	$2,674,857.90	26.77%	7.945%	357	83.80%	646	34.85%
22 - 24	57	6,470,813.61	64.75	8.32	358	86.90	598	40.24
31 - 33	1	123,700.02	1.24	7.45	357	78.48	602	54.53
34 - 36	3	261,369.63	2.62	9.004	358	83.58	551	50.67
55 - 57	4	359,821.23	3.60	6.82	357	80.49	721	45.91
58 - 60	1	102,497.59	1.03	9.45	358	95.00	511	43.15
Total	87	$9,993,059.98	100.00%	8.185%	358	85.73%	613	39.57%